TPF AR 2002[1]                                              2/26/2003

                               THE PARNASSUS Fund
                         Annual Report December 31, 2002
--------------------------------------------------------------------------------


                                                               February 10, 2003

Dear Shareholder:

     As of December 31, 2002, the net asset value per share (NAV) of the Parnassus Fund was $25.79. So after taking dividends into account, the overall return for 2002 was a loss of 28.05%. This compares to a loss of 22.10% for the S&P 500, a loss of 31.26% for the Nasdaq Composite and a loss of 21.74% for the average multi-cap core fund followed by Lipper, Inc.* For the year, then, we underperformed the S&P by almost six percentage points and the Lipper average by a little more than six percentage points, but we did manage to beat the Nasdaq by over three percentage points.

     Below are a table and a graph comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods. The graph and the total return column of the performance table as well as the "Value of $10,000" table assume that the maximum sales charge of 3.5% was deducted from the initial investment of the Parnassus Fund. The overall return column in the table shows investment performance only and does not deduct the sales charge. The performance figures for the average multi-cap core fund also do not deduct any sales charges that may apply.

-------------------------------------------------------------------------------------------------------------------
Periods Ending              Average Annual      Average Annual         S&P 500       Lipper Multi-Cap     Nasdaq
December 31, 2002            Total Return       Overall Return          Index          Core Average         Index
--------------------------------------------------------------------------------------------------------------------
One Year                       (30.57%)            (28.05%)           (22.10%)           (21.74%)         (31.26%)
Three Years                     (8.60%)             (7.51%)           (14.53%)           (12.00%)         (30.79%)
Five Years                       2.73%               3.46%             (0.58%)            (0.25%)          (2.88%)
Ten Years                        8.15%               8.54%              9.33%              8.51%            7.03%
--------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares.

* In previous reports, we have compared our results to the average multi-cap value fund followed by Lipper. Recently, though, Lipper has put us into a new category called multi-cap core. Multi-cap, of course, means we invest in companies of all different sizes while "core" refers to our investment style. In general, "value" means bargain-priced stocks, "growth" means higher-priced stocks with good growth prospects and "core" means somewhere in-between. In my view, our style is really "value" since we're bargain hunters, but Lipper says the stocks we invest in do not have ratios as low as most "value" stocks. I think the difference can be explained by how we value a stock. We buy a lot of growth stocks when they're out of favor and their ratios are low compared to their historical average, but they might not be as low as some of the stocks that consistently sell at low ratios. For us, the same stock can be a "value" stock or a "growth" stock depending on the price it trades at. In any case, our investment strategy has not changed, but Lipper has reclassified the Parnassus Fund so we'll compare ourselves to the Lipper "core" category.

       Value on December 31, 2002 of $10,000 invested on December 31, 1992
--------------------------------------------------------------------------------

       The Parnassus Fund                                               $21,902

       S&P 500 Index                                                    $24,401

       Nasdaq Composite Index                                           $19,734

       Lipper Multi-Cap Core Fund                                       $22,629



     As you can see from the table, we're ahead of all the indices for the three and five-year periods by substantial margins. On a longer-term basis, though, my one regret is that we're somewhat behind the S&P for the ten-year period (about eight tenths of a percent on an annual basis). As most of you know, our goal is to be ahead of the S&P on a long-term basis and for years now we've been ahead of the S&P for the ten-year period. What happened is that our poor performance this year, combined with the fact that our excellent year in 1992 dropped out of the ten-year figure, meant that our average return dropped below the S&P. We can take some comfort from the fact that we're still ahead of the ten-year returns for the Nasdaq and the Lipper averages, but my goal remains to have such a good year in 2003 that we climb ahead of the S&P on a ten-year basis.

     There are several reasons for being optimistic about reaching that goal. First, we had a good start in the fourth quarter as the Fund gained 19.40% compared to a gain of 8.44% for the S&P and 14.07% for the Nasdaq. We're also off to a good start in January of 2003, beating all the indices by a substantial margin. The other factor is an interesting piece of history.

     As I pointed out in the September 30 quarterly report, each time the Parnassus Fund had a big drop, the Fund had excellent performance in the following year -- not only in absolute terms, but also relative to the S&P 500. The following table shows the annual overall return for the Fund and for the S&P in the year following our three biggest annual losses.



         Year               The Parnassus Fund              S&P 500
--------------------------------------------------------------------

         1988                     42.40%                    16.60%
--------------------------------------------------------------------

         1991                     51.90%                    30.40%
--------------------------------------------------------------------

         1999                     47.74%                    21.04%



     Past performance, of course, is no guarantee of future returns. There's no certainty that the Parnassus Fund will bounce back with such a high return in 2003 just because we were down a lot in 2002. Nevertheless, the results for the three previous periods after we had substantial declines do shed some interesting light on our current situation.

     As this report is being written in mid-January, the Parnassus Fund has gained almost 5% in 2003 year-to-date compared to less than 1% for the S&P. So, we have a great start. My goal this year is to erase the 28% we lost last year, but to do this we have to gain well over 30% to wipe out the 28% loss. (This is because the percentage loss was calculated from a higher base than the percentage gain.)

WHY WE UNDERPERFORMED


            "Victory has a hundred fathers, but defeat is an orphan."

                             - COUNT GALEAZZO CIANO



     I've always liked this quote from the Count. It really shows how most people rush to claim credit for victory, but very few want to take responsibility for defeat. President John F. Kennedy even quoted the Count after the Bay of Pigs debacle on April 21, 1961. Although I don't enjoy taking responsibility for defeat, I do think that I've learned much more from analyzing my mistakes than from trumpeting my victories.

     In each quarterly report, we discuss both our winners and losers and indicate the relative impact each stock had on our overall performance. We also discuss our losers first and usually in more detail than our winners. Some shareholders have found this surprising and have said that I must be pretty confident to emphasize my losers. Others appreciate my honesty. Still others say it's pretty dumb to talk about the losers and it's bad public relations. The truth is that I write about the losers as much for my benefit as for yours. By focusing on what went wrong and why it happened, it enables me to learn from my mistakes and improve performance in the future.

     Some of you might say that I could still focus on the losers in private, but not put them into the quarterly reports. This is true, but when I put information into the quarterly reports, it sticks in my mind so that I'm much less likely to forget the lesson. Also, my philosophy is to tell shareholders what I would like to know when I invest in a mutual fund. I'm always more interested in mistakes since you learn more from them.

     Eight companies each accounted for a drop of more than 50(cent) in the NAV. Six of them are in the telecommunications industry, one is a small software firm and one is a pharmaceutical company.

     The stock having the biggest negative impact on the Fund was Redback Networks, a small telecommunications company that makes a router for Internet connections in metropolitan areas and also provides a system to manage Internet subscribers. We owned both the common stock and the convertible bond and the two of them together accounted for a decline of $1.74 in the NAV over the year. The stock dropped 72.4% going from $3.95 to $1.09 and the convertible bond sank 56.1%, plunging from 51.5 to 22.6. We sold both the bond and the stock as the company's finances deteriorated.

     Redback has excellent products, but did not have the financial wherewithal to ride out the enormous drop in capital spending for telecommunications. When we first invested in Redback, its finances were adequate and we admired the technical quality of its products. Our mistake with Redback was not in our relatively small initial investment, but rather in adding to our investment as time went on and the stock price dropped. The two lessons we've learned from Redback are not to concentrate too much in one industry that's having difficulties and not to put too much money in a small company with questionable finances even if it has great products.

     SonicWall makes software for use in computer security (called a "firewall"). The stock plummeted 81.3% during the year, going from $19.44 to $3.63. The impact on the Fund was not as great as that percentage decline might seem since our average cost is $8.76. The loss reduced the NAV by $1.15 per share. We're hanging on to our position in SonicWall because its finances are much stronger than Redback's and we expect the stock to bounce back this year. Slower sales of its products caused the decline, but if the economy gets stronger this year, as we expect, sales should be much better.

     Corning makes fiber for use in telecommunications and its stock dropped 69.9% as it went from $6.90 to $2.08 at the time we sold it. We sold the stock because of the surplus of installed fiber and the continued weakness in telecommunications capital spending.



     Ciena Corporation, a leading provider of optical switches for use in long-haul telecommunications networks, saw its stock fall 69.1% from $14.31 to $4.42 at the time we sold it. This drop cost the Fund 82(cent) in its share price. Although Ciena has excellent products and strong finances, demand remains weak and the company has not reduced operating expenses enough to correspond with the new environment. Consequently, we sold the stock since we were concerned that its relatively strong financial position would deteriorate.

     Agere, a maker of semiconductors for use in telecommunications, cost the Fund 78(cent) on the NAV as its stock went from $2.64 to $1.44. Despite the difficult environment, we're holding our position in Agere because its finances are adequate and we expect demand for its products to come back this year. Although demand for its telecommunications products remains weak, the company makes semiconductors for use in electronic storage as well. Sales have been much stronger for those products.

     Watson Pharmaceuticals cost the Fund 69(cent) as its stock plunged from $31.39 to $19.76 at the time we sold it for a drop of 37.1%. One of the main reasons for our investment was Oxytrol, the company's new bladder control product, but the FDA did not approve it so we sold our shares.

     Solectron, a contract manufacturer specializing in the telecommunications industry, saw its stock drop 57.0%, sinking from $8.26 to $3.55 for a loss of 64(cent) on the NAV. We have now sold the stock since we're finding better opportunities elsewhere.

     Vitesse, another maker of semiconductors for the telecommunications industry, cost the Fund 57(cent) during the year as its stock dropped 44.8% from our cost of $3.97 to $2.19. We're keeping the stock because the company's finances are acceptable and it now has over a third of its sales from electronic storage semiconductors and demand is much stronger there than in telecommunications. Also, several insiders including the CEO have recently purchased large amounts of stock.

     As we have seen, the worst of our telecom stocks went down in the range of 40-80%. I'm sure that many of you are wondering how I could have been so foolish as to put so much of our money into telecom. In my defense, I would like to point out that most of those telecom stocks were down in the range of 40-80% before I bought them and they went down another 40-80% after I bought them. In the past when we have invested in an industry that was so depressed, the stocks came bouncing back and did not go down another 40-80%. What I overlooked was to what extraordinary heights the stock market bubble had pushed telecom stocks and how much further down they had to fall. I knew they were way overvalued at the peak, but I never expected them to fall as much as they did. I'm hoping that what happened was the flood that comes every hundred years and that it won't happen again in my lifetime. Nevertheless, you can be sure that I have learned something from this experience. Our policy is to have no more than 25% of our assets in any one industry and I think we had about 20% in telecom at the peak. In the future, I plan to be more cautious in industry concentration. Nevertheless, the Parnassus Fund by its very nature is somewhat aggressive and it doesn't make sense to become too cautious. I hope that you don't mind a few bumps in the road as long as we get to the right destination.

     Incidentally, for those of you who prefer a more conservative approach, consider the Parnassus Equity Income Fund. It has an excellent long-term track record and, in fact, has the best performance of all equity income funds followed by Lipper over the past five years (#1 of 136 funds)+. It only lost 3.69% in 2002 and it actually made money (like the Parnassus Fund) in 2000 and 2001. The Equity Income Fund is managed by Todd Ahlsten. He took over from me in May, but he uses the same approach I took with that fund. He had been co-managing the fund with me for more than a year before he assumed complete responsibility. In the long run, I would imagine that the Parnassus Fund would have a higher rate of return, but the Parnassus Equity Income Fund would be more stable. I have some of my personal money in the Equity Income Fund, but I have most of my money in the Parnassus Fund since I am used to the ups and downs and hope to get a somewhat higher return with the Parnassus Fund over the long run.

+ For the one, three, five and ten-year periods ending 12/31/02, The Parnassus Equity Income Fund placed #2 of 199 Funds, #9 of 166 funds, #1 of 136 funds and #4 of 48 funds, respectively.




WE ACTUALLY DID HAVE SOME WINNERS
     Believe it or not, we did have seven stocks that did pretty well for us. They all gained a minimum of 13(cent) each on the NAV.

     Dana Corporation, an auto parts company, added 26(cent) to the Fund's price as the stock climbed 52.6% from $13.88 at the first of the year to $21.18 when we sold it. Auto sales were strong during the year because of all the rebates and this moved Dana's stock higher. As consumer spending softened late in the year, Dana's stock declined to $11.50 at year-end, but fortunately, we had already sold for a substantial gain.

     Adobe Systems, the software firm with products like Photoshop, PageMaker and Acrobat, contributed 19(cent) to the value of our shares as its stock went from $31.05 to $38.07 when we sold it for an increase of 22.6%. As with Dana, we sold Adobe at the right time since it was trading under $25 by the end of the year.

     Charles Schwab, the discount broker, added 18(cent) to the NAV as the stock price rose 23.0%, climbing from $8.82 when we bought it in the middle of the year to $10.85 at the close of 2002. When we bought the stock, the price was severely depressed and it bounced back as things looked better toward the end of the year.

     American Express added a substantial 17(cent) to the price of the Fund's shares even though the stock only increased by 6.7%, inching up from $33.13 when we bought it to $35.35 at the end of the year. What happened was that we bought the stock early in the year at $33.13, sold it in April around $41.50, bought it back in July around $34, sold some of it again just below $38 before buying more of it back just above $27. As most of you know, we are usually not a trading operation and we like to buy and hold. In this situation, though, events kept changing and we sold when we thought the stock was overvalued and bought it back when we thought it was undervalued.

     Cognex, the maker of software that allows computers to "see", added 14(cent) to the NAV as its stock climbed 21.0%, going from $15.23 to $18.43. The stock was severely depressed when we bought it early in the year and it climbed as conditions seemed to improve somewhat later in the year.

     Johnson & Johnson, the big healthcare concern, raised our share price by 13(cent) as its stock gained 15.9% from the time we bought it mid-year until the close of 2002. We bought the stock on bad news about its manufacturing operation in Puerto Rico when it dropped to $46.33. It climbed back to $53.71 by year-end when investors discovered the news wasn't so bad after all.

     MedImmune, a pharmaceutical company, also added 13(cent) to the NAV as its stock rose 19.9% from $22.66 when we bought it to $27.17 by year-end. The stock price increased when an FDA panel recommended that the full commission approve its new flu vaccine called "FluMist" that is administered with a nasal spray instead of a needle.


COMPANY NOTES
     Cisco Systems has joined the Rockefeller Foundation in financing the Acumen Fund, a non-profit organization that supports entrepreneurs giving economic opportunity to the poor. Acumen recently started the Economic and Civic Enterprise Portfolio, targeted at Egypt and Pakistan. Projects include a women's loan fund in Lahore, Pakistan aimed at low-income borrowers, a farm co-op in Cairo, Egypt and a housing program to help squatters in Karachi, Pakistan.

     The Target School Fundraising program has contributed more than $70 million to our nation's schools since its inception in 1997. Under the program, families, teachers and community members can designate a K-12 school to receive contributions from shopping at Target or using the Target Visa card.

     Mentor Graphics announced that it will provide Electronic Design Automation
(EDA) training to recently displaced electrical engineers at no charge. The program will provide training in cutting-edge technology to unemployed engineers.

     For the fifth straight year, American Express has raised money and awareness for the fight against breast cancer. During October, the company raised $500,000 for the Komen Foundation through a 1-cent donation for each transaction on an American Express card.

     Intel was one of 13 U.S. companies to win perfect scores from the Human Rights Campaign Foundation, the nation's largest lesbian and gay political organization. The score was based on an index in seven categories including sexual orientation discrimination policies, health insurance coverage for same sex partners of employees and appropriate marketing to the gay community.

     Cardinal Health joined the Kellogg Company in sponsoring the World of Children Awards which honors individuals who have made extraordinary contributions to sick, abandoned and handicapped children all over the world. Muhammad Ali, the honorary chair of the World of Children Awards, presented the six winners with awards of $100,000 each.

     Genentech was named as one of the "100 Best Companies to Work for" in the Fortune magazine issue of January 20, 2003. Genentech was named for the fifth straight year. The article was written by Parnassus shareholders Milton Moskowitz and Robert Levering.

     Besides Genentech, eleven other companies in our portfolio (or recently in our portfolio) made the list: Xilinx, Adobe, Pfizer, Cisco, Intel, Agilent, American Express, Fannie Mae, Autodesk, SEI Investments and Charles Schwab. Our auditor, Deloitte & Touche, also made the list.


PERSONNEL MATTERS
     From time to time, we profile a member of the Parnassus staff for these quarterly reports. For this report, our profile is of Gloria Lee who works in operations with our shareholder service staff. Gloria was born in Los Angeles of Korean immigrant parents and attended grade school and high school in that city. She studied health sciences at the University of Southern California where she received her bachelor's degree and was a member of Pi Theta Epsilon, the health sciences honor society. Between college and graduate school, she worked at the UCLA Neuropsychiatric Institute as a group facilitator, leading vocational development workshops and conducting psychological evaluations. She received a master's degree in psychology and education from Teachers College at Columbia University. After Columbia, she spent two years as a consultant in New York City, working with student programs in the New York City School District.

     In 1998, she decided to change her career when she took a job in the private finance group with Merrill Lynch. After leaving Merrill Lynch, she joined Parnassus Investments in our intern program in securities analysis. In June of last year, she joined our staff full-time.

     Gloria now lives in an apartment on the San Francisco waterfront within walking distance of the Parnassus office. In her spare time, she likes to hike and roller-blade. She also works as a volunteer, mentoring a small group of girls. A former cello player, she recently attended a concert with Yo-Yo Ma. She is a wonderful addition to our staff and has a great personality. We're all fortunate to have her as part of our lives.

     This semester we have three excellent people in our intern program. Janice Nguyen is a graduate of the University of San Francisco in business administration where she concentrated in finance. Her previous experience includes a tax and legal services internship at PricewaterhouseCoopers and work as a research assistant at the Institute for Nonprofit Organization Management at the University of San Francisco. Born in Vietnam and raised in Hawaii, Janice is fluent in English and Vietnamese.

     Chad Brubaker is a graduate of the Haas School of Business at the University of California, Berkeley. Since graduating in 2000, he has worked as a computer specialist and consultant for PricewaterhouseCoopers. After finishing his internship in securities analysis at Parnassus, he plans to move to Rio de Janeiro to live and work for a couple of years. In his spare time, Chad likes to snowboard and play the piano. He is also starting a small business to provide software applications over the Internet.

     Christina Woo is a Phi Beta Kappa graduate in Philosophy and Political Science from the University of California, Berkeley. She also holds an MBA from Harvard Business School and she is only the third Harvard MBA to come through the Parnassus intern program in its 16-year history. Since Christina attended the same schools I did, I feel a special bond with her. From 1994-97, she was a management consultant with Bain & Co. Her previous experience includes work as a merchandiser with the Gap, a consultant for the Boston Consulting Group, an executive trainee with Circuit City Stores, and a director of product management with Televoke, Inc., a software company. She enjoys personal investing, and she paid for her education at Harvard Business School with her investment gains. She has also volunteered as a counselor teaching entrepreneurial and personal finance skills to young women. We're very fortunate to have someone with Christina's skills with us at Parnassus.

     Finally, I would like to thank all of you for investing in the Parnassus Fund. I'm committed to giving you better investment performance in 2003 than I did in 2002.



                                                              Yours truly,



                                                              Jerome L. Dodson

                                                              President

THE PARNASSUS FUND

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of The Parnassus Fund:

     We have audited the accompanying statement of assets and liabilities of the Parnassus Fund (the "Fund"), including the portfolio of investments by industry classification, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 6) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Parnassus Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche LLP

San Francisco, California

January 24, 2003



THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2002 THROUGH DECEMBER 31, 2002 (UNAUDITED)

Company                                         Realized Gain (Loss)  No. of Shares     Cost     Per Share  Sale Proceeds  Per Share
------------------------------------------------------------------------------------------------------------------------------------
AGL Resources, Inc.                             $         (31,494)      100,500    $   2,283,355   $22.72    $  2,251,861   $  22.41
Adobe Systems, Inc.                                     3,138,415       330,000        9,383,533    28.43      12,521,948      37.95
Advanced Micro Devices, Inc.                              (14,029)      100,000          966,000     9.66         951,971       9.52
American Express Company                                1,300,449       275,000        9,846,102    35.80      11,146,551      40.53
American International Group, Inc.                     (1,435,255)      125,000        9,661,495    77.29       8,226,240      65.81
Arthur J. Gallagher & Co.                                 (35,510)       85,000        2,803,036    32.98       2,767,526      32.56
Autodesk, Inc.                                            724,010       500,000        6,682,926    13.37       7,406,936      14.81
Baxter International Inc.                                 (11,520)       25,000          671,000    26.84         659,480      26.38
Becton Dickinson & Co.                                   (532,536)      150,000        5,122,593    34.15       4,590,057      30.60
Best Buy Inc.                                             520,542        75,000        1,379,518    18.39       1,900,060      25.33
Building Materials Holding Corporation                    225,141        50,000          497,027     9.94         722,168      14.44
CIGNA Corporation                                         (86,192)       50,000        1,980,635    39.61       1,894,443      37.89
Cardinal Health, Inc.                                     143,202        75,000        4,991,451    66.55       5,134,653      68.46
Ciena Corporation                                     (13,997,272)    2,900,000       28,371,727     9.78      14,374,455       4.96
Compaq Computer Corporation                             2,209,152       800,000        7,194,146     8.99       9,403,298      11.75
Convergys Corporation                                    (301,856)      125,000        1,999,692    16.00       1,697,836      13.58
Corning, Inc.                                         (10,111,475)    2,100,000       14,481,501     6.90       4,370,026       2.08
Credence Systems Corporation                                  509         1,300           11,749     9.04          12,258       9.43
Dana Corporation                                        3,432,646       400,000        5,038,535    12.60       8,471,181      21.18
EMC Corporation                                          (344,663)      750,000        9,137,005    12.18       8,792,342      11.72
Electronics for Imaging, Inc.                             (30,746)       25,000          398,585    15.94         367,839      14.71
Eli Lilly & Co.                                        (1,247,794)      235,000       16,014,313    68.15      14,766,519      62.84
Energen Corporation                                       111,295        50,000        1,180,164    23.60       1,291,459      25.83
Federal Home Loan Mortgage Corporation                  7,150,071       375,000       17,039,196    45.44      24,189,267      64.50
Federal National Mortgage Association                   7,276,569       320,000       17,664,315    55.20      24,940,884      77.94
Gap, Inc.                                                  19,806       200,000        2,729,071    13.65       2,748,877      13.74
Genuine Parts Company                                      34,899        25,000          738,828    29.55         773,727      30.95
Hewlett-Packard Company                                  (615,237)      150,000        2,477,946    16.52       1,862,709      12.42
Idacorp, Inc.                                             (80,895)       65,000        1,975,910    30.40       1,895,015      29.15
JDS Uniphase Corporation                               (1,733,626)    2,300,000       10,696,940     4.65       8,963,314       3.90
J.P. Morgan Chase & Company                              (197,001)      100,000        3,616,000    36.16       3,418,999      34.19
Juniper Networks, Inc.                                 (8,234,142)    1,000,000       17,624,685    17.62       9,390,543       9.39
KeySpan Corporation                                       629,472       250,000        8,438,443    33.75       9,067,915      36.27
MedImmune, Inc.                                          (752,388)      150,000        4,191,334    27.94       3,438,946      22.93
Merck & Company, Inc.                                  (2,925,023)      225,000       11,937,464    53.06       9,012,441      40.06
MetLife, Inc.                                            (458,778)      200,000        6,252,530    31.26       5,793,752      28.97
Micron Technology, Inc.                                    (3,541)       13,100          137,550    10.50         134,009      10.23
Miller (Herman) Inc.                                       37,457        10,000          154,290    15.43         191,747      19.17
Northwest Natural Gas Company                             174,419       100,000        2,677,587    26.78       2,852,006      28.52
People's Energy Corporation                              (413,131)      175,000        6,664,936    38.09       6,251,805      35.72
PETsMART, Inc.                                          6,422,677       650,000        2,526,490     3.89       8,949,167      13.77
RadiSys Corporation                                    (1,186,564)      201,000        2,936,405    14.61       1,749,841       8.71
Redback Networks, Inc.                                (20,209,693)    7,400,000       28,263,228     3.82       8,053,535       1.09
Redback Networks Convertible Bond                      (4,090,785)    9,000,000        6,125,785     0.61       2,035,000       0.23
SAFECO Corporation                                     (1,790,933)      300,000        9,849,615    32.83       8,058,682      26.86
Safeway, Inc.                                          (1,884,587)      400,000       13,134,798    32.84      11,250,211      28.13
St. Paul Companies, Inc.                               (1,175,101)      125,000        5,661,787    45.29       4,486,686      35.89
Siebel Systems, Inc.                                   (2,313,510)      550,000        7,154,574    13.01       4,841,064       8.80
Solectron Corporation                                  (6,704,350)    1,550,000       11,777,168     7.60       5,072,818       3.27
Sprint Corporation                                     (2,773,573)      600,000       11,732,478    19.55       8,958,905      14.93
Target Corporation                                        118,835        25,000          778,518    31.14         897,353      35.89
Transwitch Corporation Convertible Bond                   804,428    10,000,000        6,163,432     0.61       6,967,860       0.70
Transwitch Corporation                                 (2,196,541)    2,000,000        3,197,140     1.60       1,000,599       0.50
UGI Corporation                                          (123,288)      139,000        4,676,500    33.64       4,553,212      32.76
Vitesse Semiconductor Corporation                        (370,565)      200,000        2,024,715    10.12       1,654,150       8.27
WGL Holdings, Inc.                                       (357,469)      100,000        2,909,032    29.09       2,551,563      25.52
Washington Mutual                                         419,595       200,000        6,177,586    30.89       6,597,181      32.99
Watson Pharmaceuticals, Inc.                           (6,537,340)      800,000       22,344,338    27.93      15,806,998      19.76
Wellman, Inc.                                               4,328         5,000           63,200    12.64          67,528      13.51
Wells Fargo Company                                     1,169,615       200,000        8,660,564    43.30       9,830,179      49.15
------------------------------------------------------------------------------------------------------------------------------------
     Total                                          $ (59,240,871)                 $ 411,270,466            $ 352,029,595



THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 2002
                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  BIOTECHNOLOGY
      425,000     Genentech, Inc. 1                                                 4.6%          $   14,093,000
                  COMPUTER PERIPHERALS
       50,000     Solectron Corporation 1                                                                177,500
    2,500,000     SonicWALL, Inc. 1                                                                    9,075,000
                  Total                                                             3.1%        $      9,252,500
                  COMPUTER SOFTWARE
      225,000     Cadence Design Systems 1                                                             2,652,750
    1,200,000     Mentor Graphics Corp. 1, 2                                                           9,432,000
      800,000     ONYX Software Corporation 1                                                          1,240,000
      100,000     Siebel Systems, Inc. 1                                                                 740,000
                  Total                                                             4.6%         $    14,064,750
                  ELECTRONIC INSTRUMENTS
      375,000     Agilent Technologies, Inc. 1                                                         6,735,000
      500,000     Cognex Corporation 1, 2                                                              9,215,000
                  Total                                                             5.3%          $   15,950,000
                  FINANCIAL SERVICES
      250,000     American Express Company                                                             8,837,500
    1,000,000     Charles Schwab Corp.                                                                10,850,000
      250,000     SEI Investments Company                                                              6,795,000
                  Total                                                             8.6%          $   26,482,500
                  HEALTHCARE
      225,000     Cardinal Health, Inc.                                                               13,317,750
      350,000     McKesson Corporation                                                                 9,460,500
      400,000     IMS Health Inc.                                                                      6,400,000
                  Total                                                             9.6%         $    29,178,250
                  INDUSTRIAL
      100,000     Baldor Electric Company                                           0.7%        $      1,975,000
                  INSURANCE
      150,000     American International
                  Group, Inc.                                                       2.9%        $      8,677,500
                  MEDICAL PRODUCTS
      175,000     Becton Dickinson & Co.                                                               5,370,750
      150,000     CYTYC Corporation 1                                                                  1,530,000
      125,000     Invitrogen Corp. 1                                                                   3,916,250
                  Total                                                             3.6%         $    10,817,000
                  MICROELECTRONIC PROCESSING
    1,050,000     Applied Materials, Inc. 1                                                      $    13,681,500
      100,000     Credence Systems Corp. 1                                                               933,000
      230,400     FEI Company 1                                                                        3,522,816
       25,000     KLA-Tencor Corporation 1                                                               884,250
        5,000     Lam Research Corporation 1                                                              54,000
      560,000     Novellus Systems 1                                                                  15,724,800
                  Total                                                            11.5%          $   34,800,366
                  PHARMACEUTICALS
      200,000     Johnson & Johnson                                                                   10,742,000
      325,000     MedImmune, Inc. 1                                                                    8,830,250
      370,000     Pfizer Inc. 2                                                                       11,310,900
                  Total                                                            10.2%          $   30,883,150




                  RETAIL
      340,000     Costco Wholesale Corp. 1                                                             9,540,400
      400,000     Gap, Inc.                                                                            6,208,000
      100,000     Longs Drug Stores Corp.                                                              2,074,000
      250,000     Target Corporation                                                                   7,500,000
                  Total                                                             8.4%          $   25,322,400
                  SEMICONDUCTORS
    7,500,000     Agere Systems, Inc. 1, 2                                                            10,800,000
    1,150,000     Intel Corporation                                                                   17,905,500
    1,200,000     LSI Logic Corporation 1, 2                                                           6,924,000
      100,000     Micron Technology, Inc. 1, 2                                                           974,000
      100,000     NVIDIA Corporation 1, 2                                                              1,151,000
    4,000,000     Vitesse Semiconductor Corp. 1                                                        8,740,000
       50,000     Xilinx, Inc. 1                                                                       1,030,000
                  Total                                                            15.6%         $    47,524,500
                  TELECOMMUNICATIONS EQUIPMENT
    1,500,000     Cisco Systems, Inc. 1                                                               19,650,000
    1,000,000     JDS Uniphase Corporation 1, 2                                                        2,470,000
      350,000     Nokia Corp.                                                                          5,425,000
                  Total                                                             9.1%         $    27,545,000
                  UTILITIES
      150,000     TECO Energy, Inc. 2                                               0.8%         $     2,320,500

                  Total common stocks (cost $339,329,670)                          98.6%          $ 298,886,416

    Principal                                                                 Percent of
       Amount     Convertible Bonds                                           Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
$  3,000,000      Quantum Corp.
                  7.000%, due 8/01/04                                                            $     2,565,000

                  Total convertible bonds (cost $2,353,363)                         0.8%         $     2,565,000

                  Total investment in common stocks and
                  convertible bonds (cost $341,683,033)                            99.4%         $   301,451,416


    Principal                                                                 Percent of
------------------------------------------------------------------------------------------------------------------------------------
       Amount     Short-Term Investments                                      Net Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Repurchase Agreements
$  12,683,750     Bank of America
                  Securities LLC
                  Triparty Repurchase
                  Agreement
                  (Repurchase agreement with BofA Securities dated 12/31/02, effective yield is 1.380%, matures 01/02/03, 3 collateralized by Bank of America MortgageSecurities CMO, par value
                  $13,317,938, 11/25/32, total market value $13,317,938)
                  (cost $12,683,750)                                                4.2%         $    12,683,750

                  Certificates of Deposit 4
      100,000     Albina Community Capital Bank
                  2.567%, matures 01/24/03                                                                99,748
      100,000     Community Capital Bank
                  1.950%, matures 02/05/03                                                                99,606
      100,000     Community Bank of the Bay
                  1.887%, matures 09/04/03                                                                97,296
      100,000     Wainwright Bank & Trust Co.
                  2.030%, matures 10/23/03                                                                96,759
      100,000     Vermont Development Credit Union
                  2.800%, matures 04/25/03                                                                98,730
       35,899     Self Help Credit Union
                  2.090%, matures 01/15/03                                                                35,899
      100,000     South Shore Bank Cleveland
                  1.610%, matures 11/02/03                                                                96,650
      100,000     Louisville Community Development Bank
                  2.000%, matures 05/10/03                                                                98,588
                  Total (cost $735,899)                                             0.2%       $         723,276

                  Registered Investment Companies - Money Market Funds
$      28,307     Goldman Sachs FS Government Fund                                             $          28,307
       64,731     Janus Government Fund                                                                   64,731
       50,511     Scudder Government Fund                                                                 50,511
                  Total (cost $143,549)                                             0.0%       $         143,549

                  Floating Rate Securities
    2,500,000     American Honda Finance
                  variable rate 1.414%,
                  matures 07/09/03 3                                                                   2,499,250
   15,000,000     Bear  Stearns  Co. FO MTN
                  variable rate 1.473%,
                  matures 02/03/03 3                                                                  15,000,000
    2,500,000     Washington Mutual Bank, FA FCD
                  variable rate 1.430%,
                  matures 11/26/03 3                                                                   2,500,000
                  Total (cost $19,999,250)                                          6.6%         $    19,999,250

                  Community Development Loans 4
$     100,000     Vermont Community Loan Fund                                                 $           94,395
      100,000     Boston Community Loan Fund                                                              95,479
                  Total (cost $200,000)                                             0.1%       $         189,874

                  Total short-term securities
                  (cost $33,762,448)                                               11.1%         $    33,739,699

                  Total securities
                  (cost $375,445,481)                                             110.5%          $  335,191,115
                  Payable upon return of securities loaned                       - 10.8%            (32,683,000)
                  Other assets and liabilities-net                                  0.3%                 698,918
                  Total net assets                                                100.0%          $  303,207,033



1  These securities are non-income producing.

2 This security or partial position of this security is on loan at December 31, 2002 (See Note 1). The total value of securities on loan at December 31, 2002 was $27,425,012.

3 This security was purchased with cash collateral held from securities lending.

4 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.


THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

Assets
Investments in securities, at market value
  (identified cost $341,683,033) (Note 1)                         $ 301,451,416
Temporary investments in short-term securities
  (identified cost $33,762,448)                                      33,739,699
Cash                                                                  1,015,667
Receivables:
  Dividends and interest                                                197,442
  Capital shares sold                                                   257,795
Other assets                                                             89,306
     Total assets                                                 $ 336,751,325

Liabilities
Payable upon return of securities loaned                             32,683,000
Capital shares redeemed                                                 442,516
Fees payable to Parnassus Investments                                   229,740
Other liabilities                                                       189,036
     Total liabilities                                            $  33,544,292
Net assets
   (equivalent to $25.79 per share based on 11,754,498 shares
   of capital stock outstanding)                                  $ 303,207,033

Net assets consisting of
Undistributed net investment income                                   1,021,964
Unrealized depreciation on securities                               (40,254,366)
Accumulated net realized loss                                       (58,643,437)
Capital paid-in                                                     401,082,872
       Total net assets                                           $ 303,207,033

Computation of net asset value and offering price per share
Net asset value and redemption price per share
   ($303,207,033 divided by 11,754,498 shares)                    $       25.79
Offering price per share (100/96.5 of $25.79)+                    $       26.73

+ On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002

Investment income
Dividends                                                        $    2,072,035
Interest                                                              2,711,299
Other income                                                            303,229
   Total investment income                                       $    5,086,563

Expenses
Investment advisory fees (Note 5)                                     2,300,711
Transfer agent fees (Note 5)                                            509,463
Fund administration (Note 5)                                             80,000
Service provider fees (Note 5)                                          300,123
Reports to shareholders (Note 5)                                        128,610
Registration fees and expenses                                           25,767
Custody fees (Note 5)                                                    58,953
Professional fees (Note 5)                                              190,384
Trustee fees and expenses (Note 5)                                       60,644
Other expenses                                                           56,923
   Total expenses                                               $     3,711,577
   Fees paid indirectly (Note 5)                                       (192,661)
     Net expenses                                                     3,518,916
       Net investment income                                    $     1,567,647

Realized and unrealized gain on investments
Realized gain from security transactions:
   Proceeds from sales                                              352,029,595
   Cost of securities sold                                         (411,270,466)
       Net realized loss                                        $   (59,240,871)
Change in unrealized appreciation of securities:
   Beginning of period                                               22,791,579
   End of period                                                    (40,254,366)
       Net change in unrealized appreciation of securities       $  (63,045,945)

Net realized and unrealized loss on securities                   $ (122,286,816)
Net decrease in net assets resulting from operations             $ (120,719,169)

THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2002 AND 2001

                                              Year Ended             Year Ended
--------------------------------------------------------------------------------
                                       December 31, 2002      December 31, 2001
--------------------------------------------------------------------------------
From operations
Net investment income                  $     1,567,647       $       6,487,558
Net realized (loss) gain from
  security transactions                    (59,240,871)             57,020,489
Net change in unrealized
  appreciation of securities               (63,045,945)            (34,316,861)

Increase (decrease) in net assets
  resulting from operations            $  (120,719,169)       $     29,191,186

Dividends to shareholders
From net investment income                          --              (5,878,181)
From realized capital gains                 (9,666,015)            (46,071,160)

Increase in net assets from
  capital share transactions                28,056,290              67,485,469

Increase (decrease) in net assets       $ (102,328,894)         $  (44,727,314)

Net assets
Beginning of period                        405,535,927             360,808,613
End of period
   (including undistributed net
    investment income of $1,021,964 in 2002
    and $609,377 in 2001, respectively)  $ 303,207,033          $  405,535,927

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at amortized cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.


     Securities Lending: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Income from securities lending is included in interest income on the Statement of Operations.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Tax Matters and Distributions
     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Permanent differences incurred during the period ended December 31, 2002, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in were as follows:

                         Undistributed Net      Undistributed Net       Capital
     Fund                Investment Income     Realized Gain (Loss)     Paid-in
--------------------------------------------------------------------------------
     The Parnassus Fund     $ (1,155,060))            $ (682,594)    $1,837,654

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

     Capital Loss Carryforwards: At December 31, 2002, the Parnassus Fund had available for federal income tax purposes unused capital losses of $32,764,133 expiring in 2010.

     Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002 the Parnassus Fund elected to defer capital losses occurring between November 1 and December 31, 2002 in the amount of $25,254,402.

3.   Capital Stock
     As of December 31, 2002 there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $401,082,872.
     Transactions in capital stock (shares) were as follows:
                                                                           Year Ended                  Year Ended
                                                                    December 31, 2002           December 31, 2001
-------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares        Amount
-------------------------------------------------------------------------------------------------------------------
     Shares sold                                            2,083,533   $  67,142,688    1,268,615   $ 49,793,791
     Shares issued through dividend reinvestment              344,300       9,025,045    1,270,449     48,245,078
     Shares repurchased                                   (1,636,340)    (48,111,443)    (776,087)   (30,553,400)
-------------------------------------------------------------------------------------------------------------------
     Net increase                                             791,493    $ 28,056,290    1,762,977   $ 67,485,469
-------------------------------------------------------------------------------------------------------------------

4.   Purchases and Sales of Securities
     Purchases of securities were $623,926,179 and the proceeds from securities sold was $352,029,595, for the year ended December 31, 2002. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at December 31, 2002, are $376,015,770 and $40,824,655,
     respectively. Of the $40,824,655 of net unrealized depreciation at December 31, 2002, $16,553,432 related to appreciation of securities and $57,378,087 related to depreciation of securities.
5.   Transactions with Affiliates and Related Parties
     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the remaining balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $2,300,711 for the year ended December 31, 2002.
     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $589,463 for the year ended December 31, 2002. The transfer agent fee was $2.50 per month per account (for an aggregate amount of $509,463 for the year ended December 31, 2002), and the fund administration fee was $6,667 per month (for an aggregate amount of $80,000 for the year ended December 31, 2002).

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $300,123 for the year ended December 31, 2002 (this was 0.09% per annum of the Fund's average daily net assets).

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the year ended December 31, 2002 totaling $405,892, of which $90,255 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Included in the statement of operations under the caption "Custody fees" are expenses totaling $57,862 for the year ended December 31, 2002. Included in the statement of operations under the caption "Reports to shareholders" are expenses totaling $46,357 for the year ended December 31, 2002. Included in the statement of operations under the caption
     "Professional fees" are expenses totaling $88,442 for the year ended December 31, 2002. These amounts, in aggregate, are $192,661 and were paid by a third-party broker-dealer on behalf of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and majority shareholder of Parnassus Investments

6.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:
                                                            2002         2001         2000         1999      1998
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 36.99      $ 39.22      $ 50.67      $ 36.24   $35.74
Income (loss) from investment operations:
Net investment income (loss)                                0.14        0.68         0.07        (0.21)    (0.06)
Net realized and unrealized gain (loss) on securities    (10.51)        2.39         0.68        17.29       0.56
   Total income (loss) from investment operations        (10.37)        3.07         0.75        17.08      0.50
Distributions:
Dividends from net investment income                          .--      (0.56)       (0.08)           .--       .--
Distributions from net realized gain on securities        (0.83)       (4.74)      (12.12)       (2.65)        .--
    Total distributions                                   (0.83)      (5.30)       (12.20)       (2.65)       .--
Net asset value at end of period                         $ 25.79      $ 36.99     $ 39.22      $ 50.67     $36.24
----------------------------------------------------------------------------------------------------------------------
Total overall return*                                   (28.05%)        7.84%        1.98%       47.74%     1.40%
----------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
Ratio of expenses to average net assets                    1.00%        1.00%        0.92%        1.07%     1.10%
Decrease reflected in the above expense ratios due
   to fees paid indirectly                                 0.06%           .--          .--          .--       .--
Ratio of net investment income (loss) to average net assets0.45%        1.73%        0.12%      (0.50%)   (0.09%)
Portfolio turnover rate                                  142.04%      127.43%      120.58%       65.70%    99.20%
Net assets, end of year (000's)                         $303,207    $ 405,536    $360,809     $363,817   $302,762

* Total overall return figures do not adjust for the sales charge.

THE PARNASSUS FUND

TAX INFORMATION (UNAUDITED)

YEAR ENDED DECEMBER 31, 2002

The following tax information represents disclosures of various tax benefits passed through to shareholders. In accordance with the Code, the following Fund is designating the following amount of long-term capital gain dividends:
            The Parnassus Fund                        $ 5,930,894


THE PARNASSUS FUND

INDEPENDENT TRUSTEES+ (UNAUDITED)

                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Fund
                                                                                        Complex
                                                                                        Overseen
                        Term of Office+                                                 by Trustee      Other Directorships
Name, Age, and          and Length of                                                   or Nominee      Held by Trustee or
Address                 Service       Principal Occupation(s) During Past 5 Years       for Trustee     Nominee for Trustee
------------------------------------------------------------------------------------------------------------------------------------
Herbert A. Houston      Since 1998    Health care consultant and owner of several           Four        The Parnassus Income Trust
Age 59                                small businesses; Chief Executive Officer of
                                      the Haight Ashbury Free Clinics, Inc. from
                                      1987 to 1998; Trustee of the Parnassus Fund
                                      since 1998 and the Parnassus Income Trust
                                      since inception.
------------------------------------------------------------------------------------------------------------------------------------
Donald V. Potter        Since 2002    President and owner of Windermere                    Four        The Parnassus Income Trust
Age 57                                Associates, a consulting firm specializing in                    Media Arts Group, Inc.
                                      business strategy, since 1984; Partner in
                                      McKinsey & Company, an international
                                      consulting firm, from 1979 to 1984.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEESS. (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Jerome L. Dodson        Since 1985    President and Trustee of the Parnassus Fund           Four      The Parnassus Income Trust
Age 59                                and the Parnassus Income Trust since
                                      their inceptions; President and Director
                                      of Parnassus Investments since June 1984;
                                      portfolio manager of the Parnassus Fund
                                      since its inception.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

+ "Independent" trustees are trustees who are not deemed to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.

* Unless otherwise noted, the address of the Trustees is c/o Parnassus Investments, One Market-Steuart Tower, Suite 1600, San Francisco, CA 94105.

ss. "Interested" trustee as defined in the Investment Company Act of 1940 because of his ownership in the Funds' investment adviser and because he is an officer of the Trusts.

The Statement of Additional Information (SAI) contains further information about the Fund's trustees and is available without charge upon request. To request information, call Parnassus Investments toll free at (800) 999-3505.

                               Investment Adviser
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105


                               The Parnassus Fund
                            One Market-Steuart Tower
                                    Suite1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com


                         This report must be preceded or
                      accompanied by a current prospectus.